UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) August 12, 2022

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-31508	ENTERGY MISSISSIPPI, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000
	72-1229752		83-1950019

1-10764	ENTERGY ARKANSAS, LLC	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700
	83-1918668		82-2212934

1-32718	ENTERGY LOUISIANA, LLC	1-34360	ENTERGY TEXAS, INC.
	(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000		(a Texas corporation) 2107 Research Forest Drive The Woodlands, Texas 77380 Telephone (409) 981-2000
	47-4469646		61-1435798

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy Arkansas, LLC	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy Mississippi, LLC	Mortgage Bonds, 4.90% Series due October 2066	EMP	New York Stock Exchange

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange

Entergy Texas, Inc.	5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 12, 2022, as part of a planned leadership succession process, Leo P. Denault advised Entergy Corporation (the "Company") that he intends to resign from his position as the Company’s Chief Executive Officer effective as of November 1, 2022 (the “Effective Date”). Mr. Denault will serve as Executive Chair for a transition period from the Effective Date to a date to be determined by the Board of Directors of the Company (the “Board”) between January 31, 2023 and the date of the 2023 Annual Meeting of Shareholders. As Executive Chair, Mr. Denault will serve as an advisor to management and the Board to assist with the transition to a new Chief Executive Officer and will continue to serve as Chairman of the Board.

Mr. Denault will be succeeded as Chief Executive Officer by Andrew S. Marsh. Mr. Marsh, age 50, currently serves as the Company’s Executive Vice President and Chief Financial Officer; a position he has held since February 2013. Upon the recommendation of the Corporate Governance Committee, the Board also elected Mr. Marsh to serve as a director of the Company and on the Board’s Executive Committee, in each case effective as of the Effective Date. In connection with the election of Mr. Marsh, the size of the Company’s Board will be increased from eleven to twelve members.

Mr. Marsh will be succeeded as Executive Vice President and Chief Financial Officer by Kimberly A. Fontan. Ms. Fontan, 49, currently serves as the Company’s Senior Vice President and Chief Accounting Officer, a position she has held since 2019. Prior to serving in this role, Ms. Fontan served as Vice President, System Planning of Entergy Services, LLC (“ESL”). Ms. Fontan will be succeeded as Senior Vice President and Chief Accounting Officer by Reginald T. Jackson. Mr. Jackson, 56, currently serves as ESL’s Vice President, Internal Audit and General Auditor, a position he has held since 2020; prior to serving in this role, Mr. Jackson served as ESL’s Director, Real Estate and Security.

All of the foregoing officer elections were made and other actions taken by the Board on August 12, 2022, and will be effective as of the Effective Date. As of the date of this report, the compensation for Mr. Denault, Mr. Marsh, Ms. Fontan, and Mr. Jackson in their new roles has not yet been determined. There are no arrangements or understandings between any of these individuals and any other person pursuant to which they will be appointed to serve in their new roles, none has a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and there are no family relationships between these individuals and any director or executive officer of the Company.

Mr. Marsh currently serves as Executive Vice President and Chief Financial Officer of Entergy Arkansas, LLC (“EAL”), Entergy Louisiana, LLC (“ELL”), Entergy Mississippi, LLC (“EML”), Entergy New Orleans, LLC (“ENOL”) and Entergy Texas, Inc. (“ETI”). It is anticipated that as of the Effective Date, Mr. Marsh will resign his position as Executive Vice President and Chief Financial Officer of each of EAL, ELL, EML, ENOL and ETI, and that Ms. Fontan, the current Senior Vice President and Chief Accounting Officer of each such registrant, will succeed Mr. Marsh as Executive Vice President and Chief Financial Officer. It is also anticipated that as of the Effective Date, Ms. Fontan will resign her position as Senior Vice President and Chief Accounting Officer of each such registrant and Mr. Jackson will succeed Ms. Fontan as Senior Vice President and Chief Accounting Officer.

As employees of Entergy Corporation or its subsidiaries, Ms. Fontan and Mr. Jackson will not receive any additional compensation for their roles as officers of EAL, ELL, EML, ENOL and ETI. There are no arrangements or understandings between Ms. Fontan or Mr. Jackson and any other person pursuant to which they will be appointed to serve in such new roles, neither has a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and there are no family relationships between these individuals and any director or executive officer of such registrants.

In addition, on August 12, 2022, Peter S. Norgeot, Jr. was elected as a director of EAL, ELL, EML, ENOL and ETI, effective as of August 14, 2022, to fill the vacancy created on each board of directors by the resignation of Paul D. Hinnenkamp. There are no arrangements or understandings between Mr. Norgeot and any other person pursuant to which he will be appointed to serve as a director for each of the registrants, nor does Mr. Norgeot have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and there are no family relationships between him and any director or executive officer of each such registrant.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, LLC
Entergy Louisiana, LLC
Entergy Mississippi, LLC
Entergy New Orleans, LLC
Entergy Texas, Inc.

By: /s/ Marcus V. Brown
Marcus V. Brown
Executive Vice President and
General Counsel

Dated: August 17, 2022